CONSENT OF STEVEN L. BANKS

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of MutualFirst Financial, Inc. in such capacity.


                                                     /s/ STEVEN L. BANKS
                                                     ---------------------------
                                                     Steven L. Banks


Date: September 22, 2000

                             CONSENT OF JOHN DALTON

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of MutualFirst Financial, Inc. in such capacity.


                                                     /s/ JOHN DALTON
                                                     ---------------------------
                                                     John Dalton


Date: September 22, 2000

                            CONSENT OF JERRY MCVICKER

         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of MutualFirst Financial, Inc. in such capacity.


                                                     /s/ JERRY MCVICKER
                                                     ---------------------------
                                                     Jerry McVicker


Date: September 22, 2000

                              CONSENT OF JON MARLER


         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of MutualFirst Financial, Inc. in such capacity.


                                                     /s/ JON MARLER
                                                     --------------------------
                                                     Jon Marler


Date: September 22, 2000